UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  November 25, 2005


                       NOMURA ASSET ACCEPTANCE CORPORATION
                              -------------------
             (as depositor under a Pooling and Servicing Agreement,
          dated as of February 1, 2005, providing for the issuance of
  Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2005-AR1,
                       Mortgage Pass-Through Certficates)

                      NOMURA ASSET ACCEPTANCE CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

         Delaware                 333-109614-09                13-3672336
    ------------------        -----------------------      ------------------
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

 2 World Financial Center
 Building B, 21st Floor
 New York, New York                                               10281
--------------------------                                      --------
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (212) 667-9300

                                      N/A
                                ----------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2005, among Nomura Asset Acceptance Corporation, as depositor, Nomura Credit & Capital, Inc., as seller, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee and custodian.

     On November 25, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 25, 2005 as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Nomura Asset Acceptance Corporation
                        Mortgage Pass-Through Certficates, Series 2005-AR1

                                  JPMORGAN CHASE BANK, N.A, not in its
                                  individual capacity but solely as Trustee and Custodian under the Agreement referred to herein

                               By:   /s/  Andrew M. Cooper
                                  ---------------------------------------
                                  Andrew M. Cooper
                                  Assistant Vice President
Date: December 5, 2005

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         November 25, 2005

Exhibit 99.1

Monthly Certificateholder Statement on November 25, 2005



  Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-AR1
                        STATEMENT TO CERTIFICATEHOLDERS
                                 November 25, 2005

----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1       69,729,000.00    57,913,498.32    1,811,023.88     248,910.32    2,059,934.20     0.00        0.00        56,102,474.44
IA2        7,748,000.00     6,435,110.00      201,233.53      28,891.29      230,124.82     0.00        0.00         6,233,876.47
IIA1     115,800,000.00    87,925,732.94    4,955,138.90     326,894.44    5,282,033.34     0.00        0.00        82,970,594.04
IIA2     113,411,000.00    86,111,790.15    4,852,912.42     318,667.44    5,171,579.86     0.00        0.00        81,258,877.73
IIA3      25,468,000.00    19,337,586.92    1,089,788.23      73,059.82    1,162,848.05     0.00        0.00        18,247,798.69
M1        21,237,000.00    21,237,000.00            0.00      84,259.27       84,259.27     0.00        0.00        21,237,000.00
M2         6,520,000.00     6,520,000.00            0.00      26,879.15       26,879.15     0.00        0.00         6,520,000.00
M3         3,726,000.00     3,726,000.00            0.00      15,521.12       15,521.12     0.00        0.00         3,726,000.00
M4         3,353,000.00     3,353,000.00            0.00      15,266.63       15,266.63     0.00        0.00         3,353,000.00
M5         3,167,787.00     3,167,787.00            0.00      16,196.41       16,196.41     0.00        0.00         3,167,787.00
P                100.00           100.00            0.00     110,225.11      110,225.11     0.00        0.00               100.00
R                  0.00             0.00            0.00           0.00            0.00     0.00        0.00                 0.00
TOTALS   370,159,887.00   295,727,605.33   12,910,096.96   1,264,771.00   14,174,867.96     0.00        0.00       282,817,508.37
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         NOTIONAL                                                       REALIZED       DEFERRED      NOTIONAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
X     372,581,567.00       298,149,285.22         0.00       347,951.83      347,951.83       0.00        0.00      285,239,188.26
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                  PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       CURRENT
                       BEGINNING                                                             ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL               PRINCIPAL       CLASS       RATE
--------------------------------------------------------------------------------------------------------------------------------
IA1    65535VHW1    830.55110958  25.97231969          3.56968148          29.54200118     804.57878989     IA1          5.157561 %
IA2    65535VHX9    830.55110996  25.97231931          3.72887068          29.70118998     804.57879066     IA2          5.387561 %
IIA1   65535VHY7    759.28957634  42.79049136          2.82292263          45.61341399     716.49908497     IIA1         4.317500 %
IIA2   65535VHZ4    759.28957641  42.79049140          2.80984596          45.60033736     716.49908501     IIA2         4.297500 %
IIA3   65535VJA7    759.28957594  42.79049120          2.86869091          45.65918211     716.49908473     IIA3         4.387500 %
M1     65535VJB5  1,000.00000000   0.00000000          3.96756934           3.96756934   1,000.00000000     M1           4.607500 %
M2     65535VJC3  1,000.00000000   0.00000000          4.12256902           4.12256902   1,000.00000000     M2           4.787500 %
M3     65535VJD1  1,000.00000000   0.00000000          4.16562534           4.16562534   1,000.00000000     M3           4.837500 %
M4     65535VJE9  1,000.00000000   0.00000000          4.55312556           4.55312556   1,000.00000000     M4           5.287500 %
M5     65535VJF6  1,000.00000000   0.00000000          5.11284692           5.11284692   1,000.00000000     M5           5.937500 %
P      65535VJH2  1,000.00000000   0.00000000  1,102,251.10000000   1,102,251.10000000   1,000.00000000     P            0.000000 %
TOTALS              798.91856389  34.87708262          3.41682350          38.29390611     764.04148127
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                             ENDING                    PASS-THRU
CLASS     CUSIP         NOTIONAL        PRINCIPAL        INTEREST        TOTAL               NOTIONAL       CLASS        RATE
-----------------------------------------------------------------------------------------------------------------------------------
X       65535VJG4     800.22553885      0.00000000     0.93389438      0.93389438           765.57514790      X          1.400447 %
-----------------------------------------------------------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Ariella Kaminer
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5431
                              Fax: (212) 623-5931
                   Email: ariella.x.kaminer@jpmchase.com


Principal Funds:
          Scheduled Principal Payments (Total)                                                                       70,847.68
                                                                Group 1                                              19,910.54
                                                                Group 2                                              50,937.14

          Principal Prepayments (Total)                                                                              12,839,240.82
                                                                Group 1                                              1,992,345.93
                                                                Group 2                                              10,846,894.89

          Repurchase Principal (Total)                                                                               0.00
                                                                Group 1                                              0.00
                                                                Group 2                                              0.00

          Substitution Amounts (Total)                                                                               0.00
                                                                Group 1                                              0.00
                                                                Group 2                                              0.00

          Net Liquidation Proceeds (Total)                                                                           0.00
                                                                Group 1                                              0.00
                                                                Group 2                                              0.00

          Insurance Proceeds (Total)                                                                                 0.00
                                                                Group 1                                              0.00
                                                                Group 2                                              0.00

          Other Principal (Total)                                                                                    8.46
                                                                Group 1                                              0.94
                                                                Group 2                                              7.52

Interest Funds:
          Scheduled Gross Interest (Total)                                                                           1,568,525.32
                                                                Group 1                                              365,975.35
                                                                Group 2                                              1,202,549.97

          Servicing Fees (Total)                                                                                     62,114.43
                                                                Group 1                                              15,370.51
                                                                Group 2                                              46,743.92

          Credit Risk Management Fees (Total)                                                                        3,726.87
                                                                Group 1                                              922.23
                                                                Group 2                                              2,804.64

          Soldiers and Sailors (Total)                                                                               186.30
                                                                Group 1                                              186.30
                                                                Group 2                                              0.00

Prepayment Penalties:
          Prepayment Penalties (Total)                                                                               110,225.11
                                                                Group 1                                              16,956.84
                                                                Group 2                                              93,268.27

          Balance of Loans w/Prepayment Penalties (Total)                                                            5,476,440.82
                                                                Group 1                                              852,750.00
                                                                Group 2                                              4,623,690.82

          Count of Loans w/Prepayment Penalties (Total)                                                              22.00
                                                                Group 1                                              3.00
                                                                Group 2                                              19.00

Pool Detail:
          Beginning Number of Loans Outstanding (Total)                                                              1,199
                                                                Group 1                                              286
                                                                Group 2                                              913

          Beginning Aggregate Loan Balances (Total)                                                                  298,149,285.52
                                                                Group 1                                              73,778,410.05
                                                                Group 2                                              224,370,875.47

          Ending Number of Loans Outstanding (Total)                                                                 1,152
                                                                Group 1                                              277
                                                                Group 2                                              875

          Ending Aggregate Loan Balances (Total)                                                                     285,239,188.56
                                                                Group 1                                              71,766,152.64
                                                                Group 2                                              213,473,035.92

          Beginning Gross Weighted Average Coupon (Deal)                                                             6.3130%
                                                                Group 1                                              5.9526%
                                                                Group 2                                              6.4316%

          Weighted Average Term to Maturity (Deal)                                                                   349
                                                                Group 1                                              349
                                                                Group 2                                              349

          Current Advances (Total)                                                                                   N/A
                                                                Group 1                                              N/A
                                                                Group 2                                              N/A

          Outstanding Advances (Total)                                                                               N/A
                                                                Group 1                                              N/A
                                                                Group 2                                              N/A
Delinquent Mortgage Loans
          Delinquency by Group
          Group  1
          Category               Number               Principal Balance            Percentage
          1 Month                  1                  189,933.07                   0.26 %
          2 Month                  3                  559,249.92                   0.78 %
          3 Month                  1                  131,410.49                   0.18 %
          Total                    5                  880,593.48                   1.23 %

          Delinquency by Group
          Group  2
          Category              Number                Principal Balance            Percentage
          1 Month                 11                  2,988,709.47                 1.40 %
          2 Month                  6                  1,114,288.59                 0.52 %
          3 Month                  3                  1,124,500.00                 0.53 %
          Total                   20                  5,227,498.06                 2.45 %

          Delinquency Totals
          Group Totals
          Category               Number               Principal Balance            Percentage
          1 Month                 12                  3,178,642.54                 1.11 %
          2 Month                  9                  1,673,538.51                 0.59 %
          3 Month                  4                  1,255,910.49                 0.44 %
          Total                   25                  6,108,091.54                 2.14 %
                      * Delinquent Bankruptcies are included in the table above.

Bankruptcies
         Bankruptcy by Group
         Group                Number of              Principal Balance                   Percentage
         Number               Loans

             1                    0                          0.00                         0.00%
             2                    5                  1,397,625.58                         0.65%
         Total                    5                  1,397,625.58                         0.49%

                      * Only Current Bankruptcies are reflected in the table above.


Loan Level Bankruptcy - Schedule
 Group   Loan Number    Bankruptcy    Scheduled      Current Note      Original         Original LTV        Loan
 Number                 Date          Principal      Rate              Stated Term      Ratio (%)           Origination
                                      Balance                                                               Date
   2       106214       7/1/2005      282,458.00      7.00000             360            95.00              12/21/2004
   2       116084       9/1/2005      102,400.00      7.50000             360            80.00              12/15/2004
   2       121059       9/1/2005      637,000.00      6.25000             360            70.00              11/12/2004
   2       78939        7/1/2005      167,867.58      6.00000             360            80.00               8/25/2004
   2       95580        6/1/2005      207,900.00      7.50000             360            79.99               10/1/2004
Total                               1,397,625.58      6.64907             360            78.47

Foreclosures
       Foreclosure by Group
       Group                    Number of            Principal Balance                Percentage
       Number                   Loans

          1                        0                           0.00                   0.00%
          2                        7                   2,556,819.72                   1.20%
       Total                       7                   2,556,819.72                   0.90%


       Group 1 Foreclosure Reporting:
       Number of Foreclosure Loans that are Current                                                                  0
       Principal Balance of Foreclosure Loans that are Current                                                       0.00
       Number of Foreclosure Loans that are 1 Month Delinquent                                                       0
       Principal Balance of Foreclosure Loans that are 1 Month Delinquent                                            0.00
       Number of Foreclosure Loans that are 2 Months Delinquent                                                      0
       Principal Balance of Foreclosure Loans that are 2 Months Delinquent                                           0.00
       Number of Foreclosure Loans that are 3+ Months Delinquent                                                     0
       Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                                          0.00
       Total Number of Foreclosure Loans                                                                             0
       Total Principal Balance of Foreclosure Loans                                                                  0.00

       Group 2 Foreclosure Reporting:
       Number of Foreclosure Loans that are Current                                                                  0
       Principal Balance of Foreclosure Loans that are Current                                                       0.00
       Number of Foreclosure Loans that are 1 Month Delinquent                                                       0
       Principal Balance of Foreclosure Loans that are 1 Month Delinquent                                            0.00
       Number of Foreclosure Loans that are 2 Months Delinquent                                                      0
       Principal Balance of Foreclosure Loans that are 2 Months Delinquent                                           0.00
       Number of Foreclosure Loans that are 3+ Months Delinquent                                                     7
       Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                                          2,556,819.72
       Total Number of Foreclosure Loans                                                                             7
       Total Principal Balance of Foreclosure Loans                                                                  2,556,819.72

Loan Level Forclosure - Schedule
 Group      Loan Number    Forclosure        Scheduled        Current Note    Original          Original LTV        Loan
 Number                    Date              Principal        Rate            Stated Term       Ratio (%)           Origination
                                              Balance                                                               Date
 2          101725          2/1/2005         206,012.60     7.37500              360             95.00              5/18/2004
 2          102269          5/1/2005         233,415.88     6.12500              360             82.89              9/28/2004
 2          78669           5/1/2005         980,000.00     6.75000              360             70.00              9/10/2004
 2          85904           2/1/2005         364,438.27     7.25000              360             80.00              11/1/2004
 2          85924           3/1/2005          62,356.47     8.25000              360             89.99              9/22/2004
 2          97025           1/1/2005         550,599.06     6.25000              360             80.00              12/3/2004
 2          97560           6/1/2005         159,997.44     7.37500              360             80.00             10/18/2004
Total                                      2,556,819.72     6.78259              360             77.88

REO Properties
           REO by Group
           Group                  Number of         Principal Balance            Percentage
           Number                 Loans

              1                      0                       0.00                    0.00%
              2                      1                  69,999.36                    0.03%
           Total                     1                  69,999.36                    0.02%

Loan Level REO - Schedule
     Group        Loan Number          REO Date          Schedule Principal
     Number                                              Balance

       2            97458                  3/1/2005        69,999.36
     Total                                                 69,999.36

Loss Detail:
           Current Realized Losses (Total)                                                                           0.00
                                                                 Group 1                                             0.00
                                                                 Group 2                                             0.00

           Subsequent Losses (Total)                                                                                 0.00
                                                                 Group 1                                             0.00
                                                                 Group 2                                             0.00

           Subsequent Loss Recoveries (Total)                                                                        0.00
                                                                 Group 1                                             0.00
                                                                 Group 2                                             0.00

           Current Period Net Loss (Total)                                                                           0.00
                                                                 Group 1                                             0.00
                                                                 Group 2                                             0.00

           Cumulative Realized Losses (Total)                                                                        452.30
                                                                 Group 1                                             0.00
                                                                 Group 2                                             452.30

Trigger Event                                                                                                        YES
          TEST I - Trigger Event Occurrence                                                                          NO
          (Is Rolling 3 Month Delinquency Rate > 28% of of Senior Enhancement Percetage ?)
          Rolling 3 Month Delinquency Rate                                                                           1.69255%
          28% of Senior Enhancement Percetage                                                                        3.96830%
          OR
          TEST II - Trigger Event Occurrence                                                                         YES
          (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
          Cumulative Realized Losses as % of Original Loan Bal                                                       0.00012%
          Required Cumulative Loss %                                                                                 0.00000%

O/C Reporting
          Targeted Overcollateralization Amount                                                                      2,421,780.19
          Ending Overcollateralization Amount                                                                        2,421,780.19
          Ending Overcollateralization Deficiency                                                                    0.00
          Overcollateralization Release Amount                                                                       0.00
          Monthly Excess Interest                                                                                    348,476.73
          Payment to Class X                                                                                         347,951.83

Interest Carry Forward:
          Interest Carryforward Balance with respect to such Distribution Date
                                                                Class I-A-1                                          0.00
                                                                Class I-A-2                                          0.00
                                                                Class II-A-1                                         0.00
                                                                Class II-A-2                                         0.00
                                                                Class II-A-3                                         0.00
                                                                Class M-1                                            0.00
                                                                Class M-2                                            0.00
                                                                Class M-3                                            0.00
                                                                Class M-4                                            0.00
                                                                Class M-5                                            0.00

          Interest Carryforward Amount Paid This Period
                                                                Class I-A-1                                          0.00
                                                                Class I-A-2                                          0.00
                                                                Class II-A-1                                         0.00
                                                                Class II-A-2                                         0.00
                                                                Class II-A-3                                         0.00
                                                                Class M-1                                            0.00
                                                                Class M-2                                            0.00
                                                                Class M-3                                            0.00
                                                                Class M-4                                            0.00
                                                                Class M-5                                            0.00

          Interest Carryforward Amount Occured This Period
                                                                Class I-A-1                                          0.00
                                                                Class I-A-2                                          0.00
                                                                Class II-A-1                                         0.00
                                                                Class II-A-2                                         0.00
                                                                Class II-A-3                                         0.00
                                                                Class M-1                                            0.00
                                                                Class M-2                                            0.00
                                                                Class M-3                                            0.00
                                                                Class M-4                                            0.00
                                                                Class M-5                                            0.00

          Remaining Interest Carryforward Amount
                                                                Class I-A-1                                          0.00
                                                                Class I-A-2                                          0.00
                                                                Class II-A-1                                         0.00
                                                                Class II-A-2                                         0.00
                                                                Class II-A-3                                         0.00
                                                                Class M-1                                            0.00
                                                                Class M-2                                            0.00
                                                                Class M-3                                            0.00
                                                                Class M-4                                            0.00
                                                                Class M-5                                            0.00

Basis Risk Reserve Carryover:
    Interest Carryover Balance with respect to such Distribution Date
                                                          Class II-A-1                                               0.00
                                                          Class II-A-2                                               0.00
                                                          Class II-A-3                                               0.00
                                                          Class M-1                                                  0.00
                                                          Class M-2                                                  0.00
                                                          Class M-3                                                  0.00
                                                          Class M-4                                                  0.00
                                                          Class M-5                                                  0.00

    Interest Carryover Amount Occured This Period
                                                          Class II-A-1                                               0.00
                                                          Class II-A-2                                               0.00
                                                          Class II-A-3                                               0.00
                                                          Class M-1                                                  0.00
                                                          Class M-2                                                  0.00
                                                          Class M-3                                                  0.00
                                                          Class M-4                                                  0.00
                                                          Class M-5                                                  524.89

    Interest Carryover Amount Paid This Period
                                                          Class II-A-1                                               0.00
                                                          Class II-A-2                                               0.00
                                                          Class II-A-3                                               0.00
                                                          Class M-1                                                  0.00
                                                          Class M-2                                                  0.00
                                                          Class M-3                                                  0.00
                                                          Class M-4                                                  0.00
                                                          Class M-5                                                  524.89

    Remaining Interest Carryover Amount
                                                          Class II-A-1                                               0.00
                                                          Class II-A-2                                               0.00
                                                          Class II-A-3                                               0.00
                                                          Class M-1                                                  0.00
                                                          Class M-2                                                  0.00
                                                          Class M-3                                                  0.00
                                                          Class M-4                                                  0.00
                                                          Class M-5                                                  0.00

Basis Risk Reserve Fund Account:
    Beginning Balance                                                                                                0.00
    Additions to the Basis Risk Reserve Fund                                                                         524.89
    Withdrawals from the Basis Risk Reserve Fund                                                                     524.89
    Ending Balance                                                                                                   0.00

Total Non-Supported Interest Shortfall occured this month                                                            186.30
                                                        Class I-A-1                                                  0.00
                                                        Class I-A-2                                                  0.00
                                                        Class II-A-1                                                 0.00
                                                        Class II-A-2                                                 0.00
                                                        Class II-A-3                                                 0.00
                                                        Class M-1                                                    0.00
                                                        Class M-2                                                    0.00
                                                        Class M-3                                                    0.00
                                                        Class M-4                                                    0.00
                                                        Class M-5                                                    0.00
                                                        Class X                                                      186.30


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
